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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 22, 2005

                                VITAL SIGNS, INC.

             (Exact Name of Registrant as Specified in its Charter)

       New Jersey                       0-18793                 11-2279807
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
  of Incorporation)                                         Identification No.)

   20 Campus Road, Totowa, New Jersey                                07512
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(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (973) 790-1330

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.






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     On November 22, 2005, Vital Signs, Inc. (the "Company") issued a press release regarding results for the three months and fiscal year ended September 30, 2005. A copy of this press release (the "Earnings Release") is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     This Current Report on Form 8-K and the press release attached hereto are being furnished to the Commission inasmuch as they disclose historical information regarding the Company's results of operations for the three months and fiscal year ended September 30, 2005 and statement of condition as of September 30, 2005. Item 7.01 Regulation FD Disclosure.

Item  7.01 Regulation FD Disclosure

     On November 22, 2005, the Company issued a second press release regarding guidance for the year ending September 30, 2006. A copy of this press release (the "Guidance Release") is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     As described in Items 2.02 and 7.01 of this Report, the following Exhibits are furnished as part of this Current Report on Form 8-K:

          Exhibit 99.1: Earnings Release, dated November 22, 2005.

          Exhibit 99.2: Guidance Release, dated November 22, 2005




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VITAL SIGNS, INC.


                                   By: /s/ Jay Sturm
                                       ------------------------------------
                                       Name: Jay Sturm
                                       Title: Vice President / General Counsel


Dated: November 22, 2005


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                                  EXHIBIT INDEX


     Exhibit No.                      Description
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
         99.1          Earnings Release, dated November 22, 2005
         99.2          Guidance Release, dated November 22, 2005



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                            STATEMENT OF DIFFERENCES
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The trademark symbol shall be expressed as .............................. 'TM'